SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

  CURRENT FORM PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

       Date of Report (Date of earliest event reported): January 22, 2001
                                                         ----------------

                         Commission File Number: 0-23971

                          Gaston Federal Bancorp, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 Federal                                        56-2063438
                 -------                                        ----------
(State or other Jurisdiction of Incorporation)      (IRS Employer Identification No.)


                    245 West Main Avenue, Gastonia, NC      28056
                    ----------------------------------      -----
               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (704) 868-5200
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


ITEM. 8   CHANGE IN FISCAL YEAR.
-------------------------------

     On December 18, 2000, the Board of Directors of Gaston Federal Bancorp, Inc. (the "Company") adopted a resolution to amend the Company's fiscal year end going forward so that its fiscal year end will be December 31 instead of September 30. The report covering the transition period from October 1, 2000, through December 31, 2000, will be filed on Form 10-QSB for the quarter ended December 31, 2000.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Gaston Federal Bancorp, Inc.



Date: January 22, 2001     By:  /s/ Gary F. Hoskins
      ----------------          ------------------------------------------------
                                Gary F. Hoskins
                                Senior Vice President, Chief Financial Officer
                                        and Treasurer